UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2006

                                  Airtrax, Inc.
             (Exact name of registrant as specified in its charter)



       New Jersey                      0-25791                   22-3506376
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                 200 Freeway Drive Unit One, Blackwood, NJ 08012
              (Address of principal executive offices and Zip Code)
                                 (856) 232-3000

                                   Copies to:
                               Richard A. Friedman
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement
communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously reported in our Current Report on Form 8-K which we filed on December 13, 2005, on December 8, 2005 our Board of Directors appointed Nicholas
E. Fenelli as our Chief Operations Officer, John W. Poling as our Chief Financial Officer and Andrew G. Guzzetti as a director, each to become effective within 5 days after the Securities and Exchange Commission declares effective our registration statement on Form SB-2 filed on February 11, 2005, as amended.

Our Board of Directors has determined that the respective appointments of Messrs. Fenelli and Guzzetti shall become effective on April 1, 2006. We will provide additional disclosures to the public once our Board of Directors determines the effective date of Mr. Poling's appointment as our Chief Financial Officer.

We issued a press release on March 28, 2006 announcing the effective date of the appointment of Mr. Guzzetti as described above which is attached hereto as
Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.


Exhibit Number                    Description
-------------- -----------------------------------------------------------------
99.1           Press Release of Airtrax, Inc. dated as of March 28, 2006.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Airtrax, Inc.


Date: March 28, 2006                          /s/ Peter Amico
                                              ---------------
                                              Peter Amico
                                              Chief Executive Officer

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